MRV Communications   17th Annual Needham Growth Conference   January 13, 2015 NASDAQ: MRVC

Safe Harbor Statement   This presentation contains statements regarding future financial and operating results, management's   assessment of business trends, and other statements about management's future expectations, beliefs,   goals, plans or prospects and those of the market segments in which MRV is engaged that are based on   management's current expectations, estimates, forecasts and projections about MRV and its   consolidated businesses and the respective market segments in which MRV's businesses operate, in   addition to management's assumptions. Statements regarding future financial and operating results,   which are not statements of historical facts, constitute forward-looking statements within the meaning   of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are not   guarantees of future performance nor guarantees that the events anticipated will occur or expected   conditions will remain the same or improve. These statements involve certain risks, uncertainties and   assumptions, the likelihood of which are difficult to assess and may not occur, including risks that each   of its business segments may not make the expected progress in its respective market, or that   management's long-term strategy may not achieve the expected results. Therefore, actual outcomes,   performance and results may differ from what is expressed or forecast in such forward-looking   statements, and such differences may vary materially from current expectations. For further   information regarding risks and uncertainties associated with MRV's businesses, please refer to the   "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk   Factors" sections of MRV's SEC filings. MRV assumes no obligation to and expressly disclaims any   obligation to update or revise any forward-looking statements contained in this document to reflect   new information or future events or developments after the date any such statement is made.   2

3   MRV Empowers the Optical Edge                                                          

4   Investment Highlights   Penetrating high   growth market   segments in transition   Delivering   differentiated   technology    Growing large and strategic customers and expanding   optical edge addressable market       Investing prudently to build market position   Poised to capitalize on   growth opportunities    Launching innovative packet and optical products       Positioning assets strategically for coming network   transformation    Improving financial position, strengthening balance   sheet and streamlining cost structure       Repositioned company with new sales structure   and strong executive team

5   CLOUD, MOBILITY and VIDEO Drive More Investments   Shifting Enterprise focus to cloud-based offering   Exponential growth in 4G/5G mobile networks (users & M2M)   Exponential growth in unicast and multicast video   Transition to Software-Driven Application Aware Networks   Infrastructure Investments in Metro Networks   • Optical for Transport   • Packet for Services   • Cost and Capacity    Drive Network Designs

6   Focused on the Metro Edge

7   Targeting High Growth Metro Segments   Future addressable markets   based on OptiPacket new series   Developing Key New Products for New Total Addressable Market: $15B*   * Estimated based on Infonetics research H1 2014 market analysis and existing and projected product availability      Ethernet   Access over   Fiber,   $675M   WDM   Metro,   $3.44   EAD over Fiber WDM Metro   Total   Addressable   Market Today   $4.11B

• Lifecycle service   orchestration   • Enable intelligent   service delivery   • Visualize network   capability   • Packet and optical   • Reduce elements   • Efficient service   integration   • Enable new services   & revenue streams   • Improve time to   revenue   • Reduce OpEx and   enable service agility         8   MRV Network Equipment Solutions Blueprint   Next-Gen Network as a Service    - Agile, Scalable, On-demand -

TRENDS   Network layer convergence   and virtualization   Mobility, cloud-based business and   consumer services drive investments &   transformation in Metro networks   Data Centers move closer to Metro   OTT cost sensitive & fast delivery model   Programmable packet and optical metro solutions   • Powered and orchestrated with intelligent software   • Making CSP networks smarter, agile and serve applications   on-demand   High-capacity scalable, cost-effective   • 10G/100G optical solutions   • Industry leading low-power, space & operational simplicity   Supporting Software Defined Networking (SDN)   • Unified open source software   • Programmable products   MRV PRODUCT SOLUTIONS   9   MRV Product Positioning   Packet-Oriented   Services   Fiber-based   Networks

10    Target Applications   – Data Center Interconnect   – Optical Transport Wavelength Services    Value proposition   – Remarkable scalability from small to Mega data centers   – Programmable for dynamic on-demand Metro services   – Lowers critical operational expenses    (power, real estate and integrated test tools)                  OptiDriver® – Next-Gen Optical Transport Platform    Winning for Flexibility in Design and Application   First multi-million dollar contract in Q3’14 with N.A. communications service provider   Market   Opportunity   $3.44B   OptiDriver®   100G   10G   SAN   *   * Estimated based on Infonetics research Y2014 market analysis (excluding Indo-China’s region)      46

11    Target Applications   – Metro Service Edge Aggregation   – Converged Packet-optical services    Value proposition   – Enables delivery of multi-layer services over same   metro edge to foster packet optical convergence   – Distributed hardware and software architecture   for SDN and NFV applications                        OptiPacket® (OP-X) Next-Gen Packet Optical Platform   Early rollout phase       Positive initial feedback    Customer tests through early 2015    Longer sales cycle that will take   multiple years      OptiPacket®    (OP-X)   Opens New Market Segments in Metro Service Edge   Strategically positioned for network transformation to convergence and virtualization   Market   Opportunity   >$10B   * Estimated based on Infonetics research Y2014 market analysis (excluding Indo-China’s region) – totals IP Edge, CESR and POTP      100G   10G   *

12    Critical Solutions for Global Customer Base   Powering Cloud Connectivity, High-Capacity Business Services,   Mobile Backhaul and World’s Largest Data Centers   Additional unnamed customers including multiple Tier 1 carriers and global content delivery providers       Target geographies: North America, Europe and parts of Asia Pacific    Verticals: Content Delivery Network operators, wireline communications service providers,   data center operators, Web 2.0 customers, enterprises and governments

13   Telstra CE 2.0 network named most innovative service - Won Broadband InfoVision Award    APAC first certified Carrier Ethernet 2.0 service    World’s #2 certified Carrier Ethernet 2.0 service    Wholesale offering to 120 carriers    Zero-touch new operational model   Telstra Case Study: Connecting World’s Largest Networks   Australia’s Largest Telecom Service Provider Upgrading its Nationwide Network   MRV solution enables critical new services and reduces operational costs

Technology POC   Ecosystem   14    MRV Uncovers New Capabilities in SDN and NFV      SDN-enabled Application Aware Virtual Customer Premises Equipment (CPE)   New service creation in virtualized environment at the CPE, on-demand service,   CAPEX reduction comparing to classic solutions that require additional devices for application analysis      Demo at SDN & OpenFlow World Congress showcases hybrid SDN solution that offers   application-aware advanced services without upgrading customer premises equipment   Virtualization   Definition   2   3   1

15   Industry Recognition and Customer Wins   Technology Awards    Telstra CE 2.0 powered by MRV wins most   Innovative service award    Lightwave Innovation Award    American Business Award    Network Product Guide    “Best Product Finalist” for OptiDriver®    The Carrier Ethernet World Congress   “Best Carrier Ethernet product in APAC”    Broadband Communities Magazine “Top 100   Broadband Companies”- 2013, 2014      Significant Customer Wins & Partnerships    Multi-million dollar OptiDriver® contract for large regional N.A.   communications service provider    Telstra: new Tier 1 nation-wide carrier Ethernet deployment    Growing number of multi-national Content Delivery Network   deployments and data center wins    Numerous 4G mobile backhaul wins    Member of Open Networking Foundation    Enlarging list of CSP and enterprise customers

Networking   Products   • Partner with   suppliers of   routers and   switches   Installation and   Maintenance   • Provide services   at the end   customer   locations   Operations   Support   • Manage   technical   support centers   Network Integration: Tecnonet    Selling value-added integration, support services and related third-party products   configured in system solutions within Italy    Serving the largest Italian telecom carriers    Profitable and cash flow positive               Tecnonet Consistently Delivering in a Challenging Market   16    Service Providers Enterprises Governments

MRV in Transition   17   $42.3 $43.1 $43.2   * Q1’14 includes $1.2M in warrant revaluation, sales realignment, and consulting costs; Q3’14 includes $0.5M adjustment to service inventory.   40.4% 36.9%   35.1%   ($3.8)   ($1.1)   ($0.4)

Making Prudent Investments in Our Future   18   ▪ Savings from restructuring of G&A primarily reinvested into product development & engineering   ▪ Finding additional ways to simplify business and reduce costs continues to be a key focus   $17.1   $15.9 $15.1    NE NI Corporate

Balancing Shareholder Return & Financial Strength   19       Balance sheet remains strong and   positioned to support future growth       New share repurchase program for   up to $8M announced on Dec. 16, 2014               Between Nov. 2011 and Nov. 2014, MRV has Returned $140.1M   to Shareholders in Dividends and Share Repurchases

Driving Transformation and Maximizing Value   20    Well positioned for the fundamental shift in metro network needs    Focused on optimizing product offerings and investing for growth    Network Equipment top line growth with large and growing    customer base/vertical markets    Highly scalable business targeting sustainable profitability through   improved efficiencies   Excellent Revenue and Profit Potential